UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2022

Aequi Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39715	85-2850133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Avenue, Suite 400

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 297-4075

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ARBGU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ARBG	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ARBGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2022, Aequi Acquisition Corp., a Delaware corporation (the “Company”), held a special meeting in lieu of annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate its initial business combination (the “Initial Business Combination”) from November 24, 2022 to August 24, 2023 (or such earlier date as determined by the Board of Directors of the Company). On November 15, 2022, the Company filed a copy of the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders approved the Charter Amendment extending the date by which the Company must consummate the Initial Business Combination from November 24, 2022 to August 24, 2023 (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
19,768,103	3,575,625	496,341

In connection with the Meeting, stockholders holding 19,410,956 shares of Class A common stock (the “public shares”) exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $195.5 million (approximately $10.07 per public share) will be removed from the Trust Account to pay such holders and approximately $36.1 million will remain in the Trust Account. Following redemptions, the Company will have 3,589,044 public shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to the Amended and Restated Certificate of Incorporation, filed on November 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2022

AEQUI ACQUISITION CORP.

By:	/s/ Hope S. Taitz
	Name:	Hope S. Taitz
	Title:	Chief Executive Officer and interim Chief Financial Officer